UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21637

Name of Fund: Diversified Income Strategies Portfolio, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
        Officer, Diversified Income Strategies Portfolio, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 02/28/05

Item 1 - Report to Stockholders

                                        Diversified Income
                                        Strategies Portfolio, Inc.

                                        Semi-Annual Report
                                        February 28, 2005

Diversified Income Strategies Portfolio, Inc.

The Benefits and Risks of Leveraging

Diversified Income Strategies Portfolio, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Portfolio Information as of February 28, 2005

                                                                      Percent of
Ten Largest Holdings                                                  Net Assets
--------------------------------------------------------------------------------
XM Satellite Radio, Inc.,
 8.243% due 5/01/2009 ................................................    2.7%
Amkor Technology Inc., Second Lien Term,
 7.37% due 10/27/2010 ................................................    2.5
Omnova Solutions, Inc.,
 11.25% due 6/01/2010 ................................................    2.4
Abitibi-Consolidated, Inc.,
 5.99% due 6/15/2011 .................................................    2.3
Aero Invest 1 SA, 10.635% due 3/01/2015 ..............................    2.3
Dobson Cellular Systems,
 7.493% due 11/01/2011 ...............................................    2.3
New Skies Satellites NV,
 7.438% due 11/01/2011 ...............................................    2.3
Universal City Florida Holding Co.,
 7.493% due 5/01/2010 ................................................    2.3
WMG Holdings Corp., 6.905% due 12/15/2011 ............................    2.2
The Goodyear Tire & Rubber Company,
 Deposit Account, due 9/30/2007 ......................................    2.2
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Cable--U.S. ..........................................................    9.5%
Diversified Media ....................................................    6.8
Manufacturing ........................................................    6.6
Wireless .............................................................    6.2
Information Technology ...............................................    6.1
--------------------------------------------------------------------------------
* For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
                                                                      Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
BB/Ba ...............................................................     5.3%
B/B .................................................................    62.9
CCC/Caa .............................................................     7.3
NR (Not Rated) ......................................................     7.3
Other* ..............................................................    17.2
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


2      DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.    FEBRUARY 28, 2005

A Letter From the President

Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of February 28, 2005                              6-month   12-month
=====================================================================================
U.S. equities (Standard & Poor's 500 Index)                        + 9.99%    + 6.98%
-------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)    +21.18     +18.68
-------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                + 1.26     + 2.43
-------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)     + 2.40     + 2.96
-------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)     + 7.53     +11.21
-------------------------------------------------------------------------------------

The U.S. economy has continued to show resilience in the face of the Federal Reserve Board's (the Fed) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program recently brought the federal funds rate to 2.75% en route to a more "neutral" short-term interest rate target (relative to inflation). Since the U.S. presidential election, progress has been monitored on many fronts in Washington, although concerns remain about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

U.S. equities ended 2004 in a strong rally, but remained in a fairly narrow trading range for the first two months of 2005. Divergences were notable among sectors, with energy emerging as a clear leader. On the positive side, corporations have accelerated their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown. International equities, particularly in Asia, have benefited from higher economic growth rates (China recorded growth of 9.3% in 2004), stronger currencies and relatively reasonable valuations.

The major action in the bond market has been a flattening of the yield curve. As short-term interest rates continued to rise, yields on the long end of the curve remained relatively stable -- even declining at certain points since the Fed's monetary tightening program began in June 2004. This phenomenon has been largely attributed to continued foreign interest in U.S. bonds, which has served to absorb much of the excess supply. By period-end, many believed long-term yields were long overdue for a rise.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Robert C. Doll, Jr.

                                                Robert C. Doll, Jr.
                                                President and Director


       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.    FEBRUARY 28, 2005      3

A Discussion With Your Fund's Portfolio Manager

      We are pleased to provide you with this first shareholder report for Diversified Income Strategies Portfolio, Inc. The Portfolio commenced trading on the New York Stock Exchange on January 31, 2005.

What is the Portfolio's investment objective?

The Portfolio's objective is to provide shareholders with high current income. We seek to achieve this objective by investing primarily in a diversified portfolio of floating rate debt securities and instruments. The Portfolio also may invest to a lesser extent in fixed rate debt securities and instruments. We anticipate that a substantial portion of the Portfolio will consist of floating rate and fixed rate debt securities that are rated below investment grade by the established rating services, although the Portfolio also may invest in investment grade securities.

Describe the recent market environment for high yield investing.

At the Portfolio's inception in January 2005, the high yield market had just completed a year of solid performance. The Credit Suisse First Boston (CSFB) High Yield Index returned 11% in calendar-year 2004, far lower than the 29% return recorded in 2003, but still quite respectable. High yield bond issuance in 2004 totaled $131 billion, slightly down from $133 billion in 2003. As in 2003, where 79% of proceeds were used to refinance existing debt, some 69% of the proceeds went for refinancing in 2004 as corporate treasurers continued to exploit cheaper financing opportunities. While the yield on the 10-year Treasury note (which is the typical reference rate for high yield bonds) has not changed appreciably over the past two years, the required spread off of Treasury securities for high yield bonds has narrowed significantly. This spread compression has been the principal driver of the high yield bond rally, and has presented these refinancing opportunities. The high yield market momentum slowed somewhat in 2005, with a year-to-date return of +1.31% as of February 28, 2005.

The market's appetite for risk was greater in 2004 than in 2003, as measured by the major rating agencies. Issues rated B and lower accounted for 62% of 2004's high yield bond volume compared to 63% for 2003, 54% for 2002 and 45% for 2001. Moreover, CCC and split-CCC issuance was 7.2% in 2004 versus 3.0% in 2003 and 0.4% in 2002. Despite this, credit measures remained relatively intact. Debt/EBITDA (earnings before interest, taxes, depreciation and amortization) in 2003 was 4.9 times versus 5.0 times in 2004. Interest coverage in 2003 was 2.5 times versus 2.7 times in 2004. The anomaly of better interest coverage despite higher leverage is explained by compression-driven lower spreads for high yield bonds. Default rates continued to decline in 2004 to 1.27% versus 4.13% in 2003 and 15.41% in 2002. While 2002 saw the highest default rate ever, 2004 saw the lowest since 1997, according to CSFB.

How has the Portfolio performed since its inception?

Since inception (January 31, 2005) through February 28, 2005, the Common Stock of Diversified Income Strategies Portfolio, Inc. had net annualized yields of 7.66% and 7.34%, based on a period-end per share net asset value of $19.16 and a per share market price of $20.00, respectively, and $.117 per share income dividends. Over the same period, the total investment return on the Portfolio's Common Stock was +.31%, based on a change in per share net asset value from $19.10 to $19.16.

For a description of the Portfolio's total investment return based on a change in the per share market value of the Portfolio's Common Stock (as measured by the trading price of the Portfolio's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Portfolio's shares may trade in the secondary market at a premium or discount to the Portfolio's net asset value. As a result, total investment returns based on changes in the market value of the Portfolio's Common Stock can vary significantly from total investment returns based on changes in the Portfolio's net asset value.


4      DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.    FEBRUARY 28, 2005

How has the Portfolio been managed since its inception?

At period-end, it had been just one month since the Portfolio's inception, and we have been working to invest the $254 million in proceeds raised during the initial public offering. We are looking to invest the assets primarily in a diversified portfolio of high yield (non-investment grade) debt securities that pay a floating rate of interest. Floating rate debt securities include fixed rate debt securities where the Portfolio has entered into certain derivative transactions, including interest rate swaps, in an attempt to convert the fixed rate payments into floating rate payments. We also have the ability to invest to a lesser extent in fixed rate and investment grade securities, and are taking advantage of the Portfolio's flexibility.

Since June 2004, the Federal Reserve Board (the Fed) has raised interest rates 25 basis points (.25%) at each of its meetings, bringing the federal funds rate from 1% to 2.75%. The consensus view is that the Fed will continue its measured monetary tightening program until the target rate reaches a point of "neutrality," which most have placed in the area of 3% to 4%. Although long-term interest rates have been slow to follow short-term interest rates higher -- a market phenomenon that even Fed Chairman Alan Greenspan has called a "conundrum" -- we continue to believe that rising long-term interest rates are the primary threat to investors in the high yield market. We believe a diversified portfolio consisting primarily of floating rate securities can help investors protect against the negative price impact of higher interest rates while still participating in the higher yields available in the market.

We expect the Portfolio's ramp-up phase (the process of investing the initial assets) to take us through March, and we look forward to providing a more comprehensive discussion of portfolio activity in our next report to shareholders.

Kevin J. Booth
Vice President and Portfolio Manager

March 29, 2005


       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.    FEBRUARY 28, 2005      5

Schedule of Investments                                        (in U.S. dollars)

                             Face
Industry*                  Amount   Corporate Debt Obligations                                                    Value
==========================================================================================================================
Aerospace &            $4,000,000   Aero Invest 1 SA, 10.635% due 3/01/2015                                    $ 5,276,215
Defense--3.2%           2,000,000   DI Finance, 9.50% due 2/15/2013 (d)                                          2,060,000
                                                                                                               -----------
                                                                                                                 7,336,215
==========================================================================================================================
Automotive--1.9%        4,200,000   Delco Remy International, Inc., 6.66% due 4/15/2009 (b)                      4,284,000
==========================================================================================================================
Broadcasting--4.1%      6,000,000   XM Satellite Radio, Inc., 8.243% due 5/01/2009 (b)                           6,172,500
                        3,000,000   Young Broadcasting Inc., 10% due 3/01/2011                                   3,165,000
                                                                                                               -----------
                                                                                                                 9,337,500
==========================================================================================================================
Cable--                 2,250,000   Kabel BW Holdings GmbH, 9.50% due 2/03/2015                                  3,016,402
International--1.3%
==========================================================================================================================
Cable--U.S.--7.7%       3,000,000   Cablevision Systems Corp., 6.669% due 4/01/2009 (b)(d)                       3,345,000
                        5,000,000   CCO Holdings LLC, 6.615% due 12/15/2010 (b)(d)                               4,975,000
                        4,000,000   Intelsat Bermuda Ltd., 7.794% due 1/15/2012 (b)(d)                           4,110,000
                        5,000,000   New Skies Satellites NV, 7.438% due 11/01/2011 (b)(d)                        5,243,750
                                                                                                               -----------
                                                                                                                17,673,750
==========================================================================================================================
Chemicals--5.3%         4,000,000   Crompton Corp., 8.71% due 8/01/2010 (b)                                      4,340,000
                        2,000,000   Huntsman LLC, 10.16% due 7/15/2011 (b)(d)                                    2,240,000
                        5,000,000   Omnova Solutions, Inc., 11.25% due 6/01/2010                                 5,350,000
                                                                                                               -----------
                                                                                                                11,930,000
==========================================================================================================================
Consumer--Non-          4,000,000   Ames True Temper, Inc., 6.64% due 1/15/2012 (b)(d)                           3,880,000
Durables--3.5%          4,000,000   Chattem, Inc., 5.91% due 3/01/2010 (b)                                       4,080,000
                                                                                                               -----------
                                                                                                                 7,960,000
==========================================================================================================================
Diversified Media--     2,000,000   Primedia, Inc., 8.164% due 5/15/2010 (b)                                     2,152,500
6.8%                    5,000,000   Universal City Florida Holding Co., 7.493% due 5/01/2010 (b)(d)              5,237,500
                        3,000,000   WDAC Subsidiary Corp., 8.375% due 12/01/2014 (d)                             3,052,500
                        5,000,000   WMG Holdings Corp., 6.905% due 12/15/2011 (b)(d)                             5,050,000
                                                                                                               -----------
                                                                                                                15,492,500
==========================================================================================================================
Energy--2.3%            4,000,000   Aventine Renewable Energy Holdings, Inc., 8.501% due 12/15/2011 (b)(d)       4,120,000
                        1,000,000   Parker Drilling Co., 7.66% due 9/01/2010 (b)                                 1,055,000
                                                                                                               -----------
                                                                                                                 5,175,000
==========================================================================================================================
Food & Drug--1.8%       4,000,000   Duane Reade, Inc., 7.01% due 12/15/2010 (b)(d)                               4,000,000
==========================================================================================================================
Gaming--1.8%            4,000,000   Penn National Gaming, Inc., 6.75% due 3/01/2015 (d)                          4,080,000
==========================================================================================================================
Health Care--0.8%       2,000,000   Elan Finance Plc, 6.49% due 11/15/2011 (b)(d)                                1,740,000
==========================================================================================================================
Housing--2.8%           4,000,000   Builders Firstsource, Inc., 7.024% due 2/15/2012 (b)(d)                      4,010,000
                        2,335,000   Goodman Global Holding Co., Inc., 5.76% due 6/15/2012 (b)(d)                 2,393,375
                                                                                                               -----------
                                                                                                                 6,403,375
==========================================================================================================================
Information             4,000,000   MagnaChip SemiConductor SA, 5.78% due 12/15/2011 (b)(d)                      4,120,000
Technology--3.6%        4,000,000   Telcordia Technologies, 8.875% due 3/01/2013 (d)                             4,130,000
                                                                                                               -----------
                                                                                                                 8,250,000
==========================================================================================================================
Manufacturing--4.6%     2,975,000   Brand Services, Inc., 12% due 10/15/2012                                     3,354,312
                        4,000,000   CPI Holdco, Inc., 8.83% due 2/01/2015 (b)(d)                                 4,020,000
                        3,000,000   Propex Fabrics, Inc., 10% due 12/01/2012 (d)                                 3,030,000
                                                                                                               -----------
                                                                                                                10,404,312
==========================================================================================================================
Packaging--5.0%         3,720,000   Anchor Glass Container Corp., 11% due 2/15/2013                              3,840,900
                        2,500,000   Constar International, Inc., 6.149% due 2/15/2012 (b)(d)                     2,537,500
                        2,000,000   Tekni-Plex, Inc., 8.75% due 11/15/2013 (d)                                   1,960,000
                        3,000,000   Wise Metals Group LLC, 10.25% due 5/15/2012                                  3,060,000
                                                                                                               -----------
                                                                                                                11,398,400
==========================================================================================================================
Paper--2.3%             5,000,000   Abitibi-Consolidated, Inc., 5.99% due 6/15/2011 (b)                          5,150,000


6      DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.    FEBRUARY 28, 2005

                             Face
Industry*                  Amount   Corporate Debt Obligations                                                    Value
==========================================================================================================================
Services--3.6%         $4,000,000   Buhrmann US, Inc., 7.875% due 3/01/2015 (d)                                $ 4,030,000
                        4,000,000   HydroChem Industrial Services, Inc., 9.25% due 2/15/2013 (d)                 4,065,000
                                                                                                               -----------
                                                                                                                 8,095,000
==========================================================================================================================
Telecommunications--    2,000,000   Qwest Communications International, 6.294% due 2/15/2009 (b)(d)              2,040,000
2.7%                    4,000,000   Time Warner Telecom Holdings, Inc., 6.794% due 2/15/2011 (b)                 4,150,000
                                                                                                               -----------
                                                                                                                 6,190,000
==========================================================================================================================
Utilities--4.1%         5,000,000   Calpine Generating Co. LLC, 8.31% due 4/01/2010 (b)                          4,912,500
                        4,000,000   Dynegy Holdings, Inc., 9.16% due 7/15/2008 (b)(d)                            4,335,000
                                                                                                               -----------
                                                                                                                 9,247,500
==========================================================================================================================
Wireless--6.2%          2,000,000   AirGate PCS, Inc., 6.41% due 10/15/2011 (b)(d)                               2,075,000
                        5,000,000   Dobson Cellular Systems, 7.493% due 11/01/2011 (b)(d)                        5,275,000
                        4,000,000   Iwo Escrow Co., 6.32% due 1/15/2012 (b)(d)                                   4,140,000
                        2,500,000   US Unwired, Inc., 6.74% due 6/15/2010 (b)                                    2,612,500
                                                                                                               -----------
                                                                                                                14,102,500
--------------------------------------------------------------------------------------------------------------------------
                                    Total Corporate Debt Obligations (Cost--$171,150,076)--75.4%               171,266,454
==========================================================================================================================

                                    Floating Rate Loan Interests (a)
==========================================================================================================================
Automotive--3.6%        5,000,000   The Goodyear Tire & Rubber Company, Deposit Account, due 9/30/2007           5,042,190
                        3,000,000   Metaldyne Corporation, Term Loan D, due 12/31/2009                           3,029,250
                                                                                                               -----------
                                                                                                                 8,071,440
==========================================================================================================================
Cable--U.S.--1.8%       4,217,000   Century Cable Holdings LLC, Discretionary Term Loan, 12/31/2009              4,201,186
==========================================================================================================================
Chemicals--0.5%         1,000,000   Wellman, Inc., Second Lien Term Loan, due 2/10/2010                          1,053,750
==========================================================================================================================
Energy--Exploration &               Quest Cherokee, LLC:
Production--2.0%        1,000,289         Revolving Credit, due 7/25/2010                                        1,002,790
                        3,542,800         Term Loan B, due 7/25/2010                                             3,551,657
                                                                                                               -----------
                                                                                                                 4,554,447
==========================================================================================================================
Health Care--2.0%       4,000,000   HealthSouth Corporation, Term Loan A, due 1/16/2011                          4,465,000
==========================================================================================================================
Information             5,500,000   Amkor Technology Inc., Second Lien Term Loan, due 10/27/2010                 5,744,063
Technology--2.5%
==========================================================================================================================
Leisure--1.3%           3,000,000   Wyndham International, Inc., Term Loan I, due 6/30/2006                      3,017,187
==========================================================================================================================
Manufacturing--2.0%     4,627,113   EaglePicher Holdings, Inc., Tranche B Term Loan, 8/07/2009                   4,619,400
==========================================================================================================================
Telecommunications--    3,000,000   FairPoint Communications, Inc., Term Loan B, due 2/08/2012                   3,049,218
1.4%
--------------------------------------------------------------------------------------------------------------------------
                                    Total Floating Rate Loan Interests (Cost--$38,725,055)--17.1%               38,775,691
==========================================================================================================================


       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.    FEBRUARY 28, 2005      7

Schedule of Investments (concluded)

                             Face
                           Amount   Short-Term Securities                                                         Value
==========================================================================================================================
Commercial             $5,000,000   Autoliv ASP, Inc., 2.57% due 3/03/2005                                    $  4,999,286
Paper***--11.0%         5,000,000   Countrywide Home Loans, Inc., 2.56% due 3/02/2005                            4,999,644
                        5,000,000   Ford Motor Credit Co., 2.69% due 3/08/2005                                   4,997,385
                        5,000,000   General Motors Acceptance Corp., 2.72% due 3/07/2005                         4,997,733
                        5,000,000   Walt Disney Co., 2.55% due 3/01/2005                                         5,000,000
                                                                                                              ------------
                                                                                                                24,994,048
==========================================================================================================================

                       Beneficial
                         Interest
==========================================================================================================================
                      $18,868,721   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (c)                 18,868,721
--------------------------------------------------------------------------------------------------------------------------
                                    Total Short-Term Securities (Cost--$43,862,769)--19.3%                      43,862,769
==========================================================================================================================
Total Investments (Cost--$253,737,900**)--111.8%                                                               253,904,914

Liabilities in Excess of Other Assets--(11.8%)                                                                 (26,777,156)
                                                                                                              ------------
Net Assets--100.0%                                                                                            $227,127,758
                                                                                                              ============

* For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
** The cost and unrealized appreciation (depreciation) of investments as of February 28, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................               $ 253,737,900
                                                                  =============
      Gross unrealized appreciation ...............               $   1,319,988
      Gross unrealized depreciation ...............                  (1,152,974)
                                                                  -------------
      Net unrealized appreciation .................               $     167,014
                                                                  =============

*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
(a) Floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.
(b)   Floating rate note.
(c) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                           Net        Interest
      Affiliate                                         Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                            $18,868,721    $    53,339
      --------------------------------------------------------------------------

(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

      Swaps outstanding as of February 28, 2005 were as follows:

      --------------------------------------------------------------------------
                                                       Notional      Unrealized
                                                        Amount      Appreciation
      --------------------------------------------------------------------------
      Sold credit default protection on Dow
       Jones CDX North America Investment
       Grade Index Series 3 and receive 4%

      Broker, Morgan Stanley Capital
      Services, Inc.
      Expires December 2009                           $25,000,000             --
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


8      DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.    FEBRUARY 28, 2005

Statement of Assets, Liabilities and Capital

As of February 28, 2005
=======================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$234,869,179) ...........................................                    $235,036,193
                       Investments in affiliated securities, at value (identified
                        cost--$18,868,721) ............................................                      18,868,721
                       Swap premiums paid .............................................                         677,463
                       Cash ...........................................................                              21
                       Receivables:
                          Interest (including $53,339 from affiliates) ................    $  2,077,425
                          Swaps .......................................................         197,222
                          Principal paydowns ..........................................           6,685       2,281,332
                                                                                           ----------------------------
                       Total assets ...................................................                     256,863,730
                                                                                                           ------------
=======================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased ........................................      29,419,441
                          Offering costs ..............................................         284,076
                          Investment adviser ..........................................          19,081
                          Other affiliates ............................................             375      29,722,973
                                                                                           ------------
                       Accrued expenses ...............................................                          12,999
                                                                                                           ------------
                       Total liabilities ..............................................                      29,735,972
                                                                                                           ------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Net Assets .....................................................                    $227,127,758
                                                                                                           ============
=======================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share; 200,000,000 shares
                        authorized (11,855,236 shares issued and outstanding) .........                    $  1,185,524
                       Paid-in capital in excess of par ...............................                     224,886,368
                       Undistributed investment income--net ...........................    $    876,269
                       Undistributed realized capital gains--net ......................          12,131
                       Unrealized appreciation--net ...................................         167,466
                                                                                           ------------
                       Total accumulated earnings--net ................................                       1,055,866
                                                                                                           ------------
                       Total capital--Equivalent to $19.16 net asset value per share of
                        Common Stock (market price--$20.00) ...........................                    $227,127,758
                                                                                                           ============

      See Notes to Financial Statements.


       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.    FEBRUARY 28, 2005      9

Statement of Operations

For the Period January 31, 2005+ to February 28, 2005
=======================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------
                       Interest (including $53,339 from affiliates) ...................                    $    934,457
                                                                                                           ------------
                       Total income ...................................................                         934,457
                                                                                                           ------------
=======================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .......................................    $    125,677
                       Borrowing costs ................................................          12,979
                       Professional fees ..............................................           6,521
                       Accounting services ............................................           4,861
                       Directors' fees and expenses ...................................           2,749
                       Printing and shareholder reports ...............................           1,761
                       Custodian fees .................................................           1,437
                       Transfer agent fees ............................................           1,390
                       Pricing services ...............................................             306
                       Other ..........................................................           1,048
                                                                                           ------------
                       Total expenses before waiver ...................................         158,729
                       Waiver of expenses .............................................        (100,541)
                                                                                           ------------
                       Total expenses after waiver ....................................                          58,188
                                                                                                           ------------
                       Investment income--net .........................................                         876,269
                                                                                                           ------------
=======================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ............................................           3,626
                          Swaps--net ..................................................          62,186
                          Foreign currency transactions--net ..........................         (53,681)         12,131
                                                                                           ----------------------------
                       Unrealized appreciation on:
                          Investments--net ............................................         167,014
                          Foreign currency transactions--net ..........................             452         167,466
                                                                                           ----------------------------
                       Total realized and unrealized gain--net ........................                         179,597
                                                                                                           ------------
                       Net Increase in Net Assets Resulting from Operations ...........                    $  1,055,866
                                                                                                           ============

+     Commencement of operations.

      See Notes to Financial Statements.


10     DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.    FEBRUARY 28, 2005

Statement of Changes in Net Assets

                                                                                           For the Period
                                                                                          January 31, 2005+
                                                                                           to February 28,
Increase (Decrease) in Net Assets:                                                               2005
===========================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $     876,269
                       Realized gain--net ................................................           12,131
                       Unrealized appreciation--net ......................................          167,466
                                                                                              -------------
                       Net increase in net assets resulting from operations ..............        1,055,866
                                                                                              -------------
===========================================================================================================
Common Stock Transactions
-----------------------------------------------------------------------------------------------------------
                       Proceeds from issuance of Common Stock ............................      226,329,664
                       Offering costs resulting from the issuance of Common Stock ........         (357,780)
                                                                                              -------------
                       Net increase in net assets resulting from Common Stock transactions      225,971,884
                                                                                              -------------
===========================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------
                       Total increase in net assets ......................................      227,027,750
                       Beginning of period ...............................................          100,008
                                                                                              -------------
                       End of period* ....................................................    $ 227,127,758
                                                                                              =============
                        * Undistributed investment income--net ...........................    $     876,269
                                                                                              =============

+     Commencement of operations.

      See Notes to Financial Statements.


       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.    FEBRUARY 28, 2005     11

Financial Highlights

                                                                                For the Period
                                                                               January 31, 2005+
The following per share data and ratios have been derived                       to February 28,
from information provided in the financial statements.                                2005
================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .....................    $     19.10
                                                                                     -----------
                       Investment income--net*** ................................            .08
                       Realized and unrealized gain--net ........................            .01
                                                                                     -----------
                       Total from investment operations .........................            .09
                                                                                     -----------
                       Offering costs resulting from the issuance of Common Stock           (.03)
                                                                                     -----------
                       Net asset value, end of period ...........................    $     19.16
                                                                                     ===========
                       Market price per share, end of period ....................    $     20.00
                                                                                     ===========
================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......................            .31%++
                                                                                     ===========
                       Based on market price per share ..........................            .00%++
                                                                                     ===========
================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------
                       Expenses, net of waiver ..................................            .35%*
                                                                                     ===========
                       Expenses .................................................            .95%*
                                                                                     ===========
                       Investment income--net ...................................           5.23%*
                                                                                     ===========
================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .................    $   227,128
                                                                                     ===========
                       Portfolio turnover .......................................           3.56%
                                                                                     ===========

*     Annualized.
** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


12     DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.    FEBRUARY 28, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

Diversified Income Strategies Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. Prior to commencement of operations on January 31, 2005, the Fund had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on January 18, 2005 to Fund Asset Management, L.P. ("FAM") for $100,008. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol DVF.

(a) Corporate debt obligations -- The Fund invests principally in debt obligations of companies, including Corporate Loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks or other financial institutions, the Fund's investment in Corporate Loans could be considered concentrated in financial institutions.

(b) Valuation of investments -- Corporate Loans are valued in accordance with guidelines established by the Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans may be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for a Corporate Loan, the Investment Adviser will value the Corporate Loan at fair value, which is intended to approximate market value.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors.

Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values


       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.    FEBRUARY 28, 2005     13
of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Offering costs -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income


14     DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.    FEBRUARY 28, 2005
in other periods to permit the Fund to maintain a more stable level of dividends.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the Fund's average daily net assets plus the proceeds of any outstanding borrowings used for leverage. During the Fund's start-up phase, FAM elected to waive a portion of its management fee. For the period January 31, 2005 to February 28, 2005, FAM earned fees of $125,677, of which $100,541 was waived.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the period January 31, 2005 to February 28, 2005, MLPF&S received gross fees from underwriting of $8,535,720 in connection with the issuance of the Fund's Common Stock. In addition, the Fund reimbursed MLPF&S $53,861 as a partial reimbursement of expenses incurred in connection with the issuance of the Fund's Common Stock.

For the period January 31, 2005 to February 28, 2005, the Fund reimbursed FAM $252 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the period January 31, 2005 to February 28, 2005 were $214,905,800 and $4,980,310, respectively.

4. Common Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the period January 31, 2005 to February 28, 2005 increased by 11,850,000 from shares sold.

5. Short-Term Borrowings:

The Fund has entered into a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "lenders"). The credit facility has a maximum limit of $125,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving


       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.    FEBRUARY 28, 2005     15

Notes to Financial Statements (concluded)

securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee. For the period January 31, 2005 to February 28, 2005, the Fund did not utilize the revolving credit.

6. Subsequent Event:

The Fund paid an ordinary income dividend to holders of Common Stock in the amount of $.111200 per share on March 31, 2005 to shareholders of record on March 15, 2005.


16     DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.    FEBRUARY 28, 2005

Officers and Directors

Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kevin J. Booth, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

EquiServe
P.O. Box 43010
Providence, RI 02940-3010
800-637-3863

NYSE Symbol

DVF


       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.    FEBRUARY 28, 2005     17

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


18     DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.    FEBRUARY 28, 2005

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


       DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.    FEBRUARY 28, 2005     19

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

Diversified Income Strategies Portfolio, Inc. seeks a high current income by investing primarily in a diversified portfolio of floating rate debt securities and instruments.

This report, including the financial information herein, is transmitted for use only to shareholders of Diversified Income Strategies Portfolio, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Diversified Income Strategies Portfolio, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                   #DISP -- 2/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Diversified Income Strategies Portfolio, Inc.


By: /s/ Robert C. Doll, Jr.
    ----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Diversified Income Strategies Portfolio, Inc.

Date: April 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Diversified Income Strategies Portfolio, Inc.

Date: April 22, 2005


By: /s/ Donald C. Burke
    ----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Diversified Income Strategies Portfolio, Inc.

Date: April 22, 2005